DELAWARE VIP® TRUST

Delaware VIP High Yield Series
(the “Series”)

Supplement to the Series’ Standard Class and Service Class
Statutory Prospectuses dated April 29, 2012

Effective December 4, 2012, the following replaces the information in the section entitled “WHO MANAGES THE SERIES – Investment manager”:

WHO MANAGES THE SERIES

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Thomas H. Chow, CFA	Senior Vice President, Senior Portfolio Manager	December 2012
Paul A. Matlack, CFA	Senior Vice President, Fixed Income Strategist	December 2012
Craig C. Dembek, CFA	Vice President, Senior Research Analyst	December 2012
John P. McCarthy, CFA	Vice President, Senior Research Analyst	December 2012

Effective December 4, 2012, the following replaces the biographical information in the section entitled “How we manage the Series - Portfolio managers.”

Portfolio managers

Thomas H. Chow, Paul A. Matlack, Craig C. Dembek and John P. McCarthy have primary responsibility for making day-to-day investment decisions for the Series.

Thomas H. Chow, CFA, Senior Vice President, Senior Portfolio Manager
Thomas H. Chow is a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies, and credit risk opportunities including high yield mutual funds and strategies. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor's degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Paul A. Matlack, CFA, Senior Vice President, Fixed Income Strategist
Paul A. Matlack is a strategist for the firm’s fixed income team. In this role, he interacts with portfolio managers, analysts, and traders, and communicates with the institutional consulting world and retail audience. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Craig C. Dembek, CFA, Vice President, Senior Research Analyst
Craig C. Dembek is a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

John P. McCarthy, CFA, Vice President, Senior Research Analyst
John P. McCarthy is a senior research analyst on the firm’s taxable fixed income team, responsible for industrials, autos, auto parts, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series securities.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 4, 2012.